Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Micronet Enertec Technologies, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Lucatz, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

March 29, 2013

/s/ David Lucatz
David Lucatz
Chief Executive Officer (Principal Executive Officer)